SIGNIFICANT ACCOUNTING POLICIES AND OTHER FINANCIAL DATA	12 Months Ended
Dec. 31, 2014
Notes to Consolidated Financial Statements [Abstract]
Significant Accounting Policies And Other Financial Data

SEMPRA ENERGY AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES AND OTHER FINANCIAL DATA

PRINCIPLES OF CONSOLIDATION

Sempra Energy

Sempra Energy’s Consolidated Financial Statements include the accounts of Sempra Energy, a California-based Fortune 500 energy-services holding company, and its consolidated subsidiaries and variable interest entities (VIEs). Sempra Energy’s principal operating units are

  San Diego Gas & Electric Company (SDG&E) and Southern California Gas Company (SoCalGas), which are separate, reportable segments;
  Sempra International, which includes our Sempra South American Utilities and Sempra Mexico reportable segments; and
  Sempra U.S. Gas & Power, which includes our Sempra Renewables and Sempra Natural Gas reportable segments.

We provide descriptions of each of our segments in Note 16.

We refer to SDG&E and SoCalGas collectively as the California Utilities, which do not include the utilities in our Sempra International and Sempra U.S. Gas & Power operating units. Sempra Global is the holding company for most of our subsidiaries that are not subject to California utility regulation. All references in these Notes to “Sempra International,” “Sempra U.S. Gas & Power” and their respective reportable segments are not intended to refer to any legal entity with the same or similar name.

Our Sempra Mexico segment includes the operating companies of our subsidiary, Infraestructura Energética Nova, S.A.B. de C.V. (IEnova), as well as certain holding companies and risk management activity. We discuss IEnova below under “Noncontrolling Interests – Sale of Noncontrolling Interests.”

Sempra Energy uses the equity method to account for investments in affiliated companies over which we have the ability to exercise significant influence, but not control. We discuss our investments in unconsolidated entities in Notes 3 and 4.

SDG&E

SDG&E’s Consolidated Financial Statements include its accounts and the accounts of a VIE of which SDG&E is the primary beneficiary, as we discuss below under “Variable Interest Entities.” SDG&E’s common stock is wholly owned by Enova Corporation, which is a wholly owned subsidiary of Sempra Energy.

SoCalGas

SoCalGas’ Consolidated Financial Statements include its accounts and the de minimis accounts of inactive subsidiaries. SoCalGas’ common stock is wholly owned by Pacific Enterprises (PE), which is a wholly owned subsidiary of Sempra Energy.

BASIS OF PRESENTATION

This is a combined report of Sempra Energy, SDG&E and SoCalGas. We provide separate information for SDG&E and SoCalGas as required. References in this report to “we,” “our” and “Sempra Energy Consolidated” are to Sempra Energy and its consolidated entities, unless otherwise indicated by the context. We have eliminated intercompany accounts and transactions within the consolidated financial statements of each reporting entity.

Regulated Operations

Sempra South American Utilities has controlling interests in two electric distribution utilities in South America, Chilquinta Energía S.A. (Chilquinta Energía) in Chile and Luz del Sur S.A.A. (Luz del Sur) in Peru and their subsidiaries. Sempra Natural Gas owns Mobile Gas Service Corporation (Mobile Gas) in southwest Alabama and Willmut Gas Company (Willmut Gas) in Mississippi, and Sempra Mexico owns Ecogas México, S. de R.L. de C.V. (Ecogas) in northern Mexico, all natural gas distribution utilities. The California Utilities, Sempra Natural Gas’ Mobile Gas and Willmut Gas, and Sempra Mexico’s Ecogas prepare their financial statements in accordance with the provisions of accounting principles generally accepted in the United States of America (U.S. GAAP) governing regulated operations, as we discuss below under “Regulatory Matters.” We discuss revenue recognition at our utilities in “Revenues–Utilities” below.

Use of Estimates in the Preparation of the Financial Statements

We have prepared our Consolidated Financial Statements in conformity with U.S. GAAP. This requires us to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes, including the disclosure of contingent assets and liabilities at the date of the financial statements. Although we believe the estimates and assumptions are reasonable, actual amounts ultimately may differ significantly from those estimates.

Subsequent Events

We evaluated events and transactions that occurred after December 31, 2014 through the date the financial statements were issued, and in the opinion of management, the accompanying statements reflect all adjustments necessary for a fair presentation.

REGULATORY MATTERS

Effects of Regulation

The accounting policies of our regulated utility subsidiaries in California, SDG&E and SoCalGas, conform with U.S. GAAP for regulated enterprises and reflect the policies of the California Public Utilities Commission (CPUC) and the Federal Energy Regulatory Commission (FERC).

The California Utilities prepare their financial statements in accordance with U.S. GAAP provisions governing regulated operations. Under these provisions, a regulated utility records regulatory assets, which are generally costs that would otherwise be charged to expense, if it is probable that, through the ratemaking process, the utility will recover those assets from customers. To the extent that recovery is no longer probable, the related regulatory assets are written off. Regulatory liabilities generally represent amounts collected from customers in advance of the actual expenditure by the utility. If the actual expenditures are less than amounts previously collected from ratepayers, the excess would be refunded to customers, generally by reducing future rates. Regulatory liabilities may also arise from other transactions such as unrealized gains on fixed price contracts and other derivatives or certain deferred income tax benefits that are passed through to customers in future rates. In addition, the California Utilities record regulatory liabilities when the CPUC or the FERC requires a refund to be made to customers or has required that a gain or other transaction of net allowable costs be given to customers over future periods.

Determining probability of recovery requires significant judgment by management and may include, but is not limited to, consideration of:

  the nature of the event giving rise to the assessment;
  existing statutes and regulatory code;
  legal precedents;
  regulatory principles and analogous regulatory actions;
  testimony presented in regulatory hearings;
  proposed regulatory decisions;
  final regulatory orders;
  a commission-authorized mechanism established for the accumulation of costs;
  status of applications for rehearings or state court appeals;
  specific approval from a commission; and
  historical experience.

Our other natural gas distribution utilities, Mobile Gas, Willmut Gas and Ecogas, also apply U.S. GAAP for regulated utilities to their operations.

We provide information concerning regulatory assets and liabilities below in “Regulatory Balancing Accounts” and “Regulatory Assets and Liabilities” and in Notes 13 and 14.

Regulatory Balancing Accounts

The following table summarizes our regulatory balancing accounts at December 31.

SUMMARY OF REGULATORY BALANCING ACCOUNTS AT DECEMBER 31
(Dollars in millions)
	Sempra Energy
	Consolidated		SDG&E		SoCalGas
	2014	2013	2014	2013	2014	2013
Current:
Overcollected	$(1,730)	$(1,077)	$(1,195)	$(645)	$(535)	$(432)
Undercollected	2,476	1,542	1,906	1,201	570	341
Net current receivable (payable)(1)	746	465	711	556	35	(91)
Noncurrent:
Undercollected(2)	173	213	―	161	173	52
Total net receivable (payable)(1)	$919	$678	$711	$717	$208	$(39)
(1)	At December 31, 2013, the net receivable at SDG&E and the net payable at SoCalGas are shown separately on Sempra Energy's Consolidated Balance Sheet.
(2)	Long-term undercollected balance included in Regulatory Assets (long-term) on the Consolidated Balance Sheets.

Over- and undercollected regulatory balancing accounts reflect the difference between customer billings and recorded or CPUC-authorized costs, primarily commodity costs. Amounts in the balancing accounts are recoverable (receivable) or refundable (payable) in future rates, subject to CPUC approval. Balancing account treatment eliminates the impact on earnings from variances in the covered costs from authorized amounts. Absent balancing account treatment, variations in the cost of fuel supply and certain operating and maintenance costs from amounts approved by the CPUC would increase volatility in utility earnings.

We provide additional information about regulatory matters in Notes 13, 14 and 15.

Regulatory Assets and Liabilities

We show the details of regulatory assets and liabilities in the following table, and discuss each of them separately below.

REGULATORY ASSETS (LIABILITIES) AT DECEMBER 31
(Dollars in millions)
	2014	2013
SDG&E:
Fixed-price contracts and other derivatives	$76	$58
Costs related to SONGS plant closure	308	303
Costs related to wildfire litigation	373	330
Deferred taxes recoverable in rates	824	788
Pension and other postretirement benefit obligations	171	106
Removal obligations(1)	(1,557)	(1,403)
Unamortized loss on reacquired debt	12	14
Environmental costs	27	20
Legacy meters	47	62
Sunrise Powerlink fire mitigation	116	115
Other	10	15
Total SDG&E	407	408
SoCalGas:
Pension and other postretirement benefit obligations	613	231
Employee benefit costs	52	51
Removal obligations(1)	(1,167)	(1,205)
Deferred taxes recoverable in rates	195	110
Unamortized loss on reacquired debt	12	14
Environmental costs	22	14
Workers’ compensation	23	26
Total SoCalGas	(250)	(759)
Other Sempra Energy:
Sempra Natural Gas	(17)	(11)
Sempra Mexico	23	8
Total Other Sempra Energy	6	(3)
Total Sempra Energy Consolidated	$163	$(354)
(1)	Related to obligations discussed below in “Asset Retirement Obligations.”

NET REGULATORY ASSETS (LIABILITIES) AS PRESENTED ON THE CONSOLIDATED BALANCE SHEETS AT DECEMBER 31
(Dollars in millions)
	2014			2013
	Sempra			Sempra
	Energy			Energy
	Consolidated	SDG&E	SoCalGas	Consolidated	SDG&E	SoCalGas
Current regulatory assets(1)	$59	$54	$5	$38	$29	$5
Noncurrent regulatory assets(2)	2,858	1,910	916	2,335	1,787	536
Current regulatory liabilities(3)	(7)	―	―	(7)	(5)	―
Noncurrent regulatory liabilities(4)	(2,747)	(1,557)	(1,171)	(2,720)	(1,403)	(1,300)
Total	$163	$407	$(250)	$(354)	$408	$(759)
(1)	At Sempra Energy Consolidated, included in Other Current Assets.
(2)	Excludes long-term undercollected balancing accounts at December 31, 2014 and 2013, of $173 million and $213 million at Sempra Energy, none and $161 million at SDG&E, and $173 million and $52 million at SoCalGas, respectively, recorded in Regulatory Assets (long-term).
(3)	Included in Other Current Liabilities.
(4)	At December 31, 2014 and 2013, $6 million and $97 million, respectively, at Sempra Energy Consolidated and $4 million and $95 million, respectively, at SoCalGas is included in Deferred Credits and Other.

In the tables above:

  Regulatory assets arising from fixed-price contracts and other derivatives are offset by corresponding liabilities arising from purchased power and natural gas commodity and transportation contracts. The regulatory asset is increased/decreased based on changes in the fair market value of the contracts. It is also reduced as payments are made for commodities and services under these contracts.
  Regulatory assets arising from the San Onofre Nuclear Generating Station (SONGS) plant closure are associated with SDG&E’s investment in SONGS as of the plant closure date and the cost of operations since Units 2 and 3 were taken offline, as we discuss further in Note 13.
  Regulatory assets arising from costs related to wildfire litigation are costs in excess of liability insurance coverage and amounts recovered from third parties, as we discuss in Note 14 under “Excess Wildfire Claims Cost Recovery” and Note 15 under “SDG&E — 2007 Wildfire Litigation.”
  Deferred taxes recoverable in rates are based on current regulatory ratemaking and income tax laws. SDG&E and SoCalGas expect to recover net regulatory assets related to deferred income taxes over the lives of the assets that give rise to the accumulated deferred income tax liabilities.
  Regulatory assets/liabilities related to pension and other postretirement benefit obligations are offset by corresponding liabilities/assets and are being recovered in rates as the plans are funded.
  Regulatory assets related to unamortized losses on reacquired debt are recovered over the remaining amortization periods of the losses on reacquired debt. These periods range from 5 months to 13 years for SDG&E and from 7 years to 11 years for SoCalGas.
  Regulatory assets related to environmental costs represent the portion of our environmental liability recognized at the end of the period in excess of the amount that has been recovered through rates charged to customers. We expect this amount to be recovered in future rates as expenditures are made.
  The regulatory asset related to the legacy meters removed from service and replaced under the Smart Meter Program is their undepreciated value. SDG&E is recovering this asset over a remaining 3-year period in ratebase.
  The regulatory asset related to Sunrise Powerlink fire mitigation is offset by a corresponding liability for the funding of a trust to cover the mitigation costs. SDG&E expects to recover the regulatory asset in rates as the trust is funded over a remaining 55-year period. We discuss the trust further in Note 15.

FAIR VALUE MEASUREMENTS

We apply recurring fair value measurements to certain assets and liabilities, primarily nuclear decommissioning and benefit plan trust assets and other miscellaneous derivatives. “Fair value” is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price).

A fair value measurement reflects the assumptions market participants would use in pricing an asset or liability based on the best available information. These assumptions include the risk inherent in a particular valuation technique (such as a pricing model) and the risks inherent in the inputs to the model. Also, we consider an issuer’s credit standing when measuring its liabilities at fair value.

We establish a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). The three levels of the fair value hierarchy are as follows:

Level 1 – Quoted prices are available in active markets for identical assets or liabilities as of the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis. Our Level 1 financial instruments primarily consist of listed equities, U.S. government treasury securities and exchange-traded derivatives.

Level 2 – Pricing inputs are other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date. Level 2 includes those financial instruments that are valued using models or other valuation methodologies. These models are primarily industry-standard models that consider various assumptions, including:

  quoted forward prices for commodities
  time value
  current market and contractual prices for the underlying instruments volatility factors
  other relevant economic measures

Substantially all of these assumptions are observable in the marketplace throughout the full term of the instrument, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace. Our financial instruments in this category include domestic corporate bonds, municipal bonds and other foreign bonds, primarily in the Nuclear Decommissioning Trusts and in our pension and postretirement benefit plans, and non-exchange-traded derivatives such as interest rate instruments and over-the-counter (OTC) forwards and options.

Level 3 – Pricing inputs include significant inputs that are generally less observable from objective sources. These inputs may be used with internally developed methodologies that result in management’s best estimate of fair value from the perspective of a market participant. Substantially all of our Level 3 financial instruments are related to congestion revenue rights (CRRs) at SDG&E.

CASH AND CASH EQUIVALENTS

Cash equivalents are highly liquid investments with maturities of three months or less at the date of purchase.

RESTRICTED CASH

Restricted cash at Sempra Energy, including amounts at SDG&E discussed below, was $40 million and $49 million at December 31, 2014 and 2013, respectively. Of this, $11 million and $24 million was classified as current and $29 million and $25 million was classified as noncurrent at December 31, 2014 and 2013, respectively.

SDG&E had $19 million and $31 million of restricted cash at December 31, 2014 and 2013, respectively, which represents funds held by a trustee for Otay Mesa VIE (see “Variable Interest Entities—Otay Mesa VIE” below) to pay certain operating costs. Of this, $8 million and $6 million was classified as current and $11 million and $25 million was classified as noncurrent at December 31, 2014 and 2013, respectively.

Sempra Mexico had restricted cash of $18 million classified as noncurrent and $12 million classified as current at December 31, 2014 and 2013, respectively, representing funds to pay for rights of way, license fees, permits, topographic surveys and other costs pursuant to trust agreements related to a pipeline project.

Sempra Renewables had restricted cash of $3 million and $6 million classified as current at December 31, 2014 and 2013, respectively, primarily representing funds held in accordance with debt agreements at Copper Mountain Solar 1.

COLLECTION ALLOWANCES

We record allowances for the collection of trade and other accounts and notes receivable, which include allowances for doubtful customer accounts and for other receivables. We show the changes in these allowances in the table below:

COLLECTION ALLOWANCES
(Dollars in millions)
	Years ended December 31,
	2014	2013	2012
Sempra Energy Consolidated
Allowances for collection of receivables at January 1	$29	$31	$29
Provisions for uncollectible accounts	25	16	21
Write-offs of uncollectible accounts	(20)	(18)	(19)
Allowances for collection of receivables at December 31	$34	$29	$31
SDG&E
Allowances for collection of receivables at January 1	$5	$6	$6
Provisions for uncollectible accounts	7	4	5
Write-offs of uncollectible accounts	(5)	(5)	(5)
Allowances for collection of receivables at December 31	$7	$5	$6
SoCalGas
Allowances for collection of receivables at January 1	$12	$14	$12
Provisions for uncollectible accounts	15	7	12
Write-offs of uncollectible accounts	(10)	(9)	(10)
Allowances for collection of receivables at December 31	$17	$12	$14

We evaluate accounts receivable collectibility using a combination of factors, including past due status based on contractual terms, trends in write-offs, the age of the receivable, counterparty creditworthiness, economic conditions and specific events, such as bankruptcies. Adjustments to the allowance for doubtful accounts are made when necessary based on the results of analysis, the aging of receivables, and historical and industry trends.

We write off accounts receivable in the period in which we deem the receivable to be uncollectible. We record recoveries of accounts receivable previously written off when it is known that they will be received.

INVENTORIES

The California Utilities value natural gas inventory by the last-in first-out (LIFO) method. As inventories are sold, differences between the LIFO valuation and the estimated replacement cost are reflected in customer rates. Materials and supplies at the California Utilities are generally valued at the lower of average cost or market.

Sempra South American Utilities, Sempra Mexico and Sempra Natural Gas value natural gas inventory and materials and supplies at the lower of average cost or market. Sempra Mexico and Sempra Natural Gas value liquefied natural gas (LNG) inventory by the first-in first-out method.

The components of inventories by segment are as follows:

INVENTORY BALANCES AT DECEMBER 31
(Dollars in millions)
	Natural Gas			LNG			Materials and supplies		Total
	2014	2013		2014	2013		2014	2013	2014	2013
SDG&E	$8	$3	$	―	$	―	$65	$83	$73	$86
SoCalGas	155	42		―		―	26	27	181	69
Sempra South American Utilities	―	―		―		―	33	40	33	40
Sempra Mexico	―	―		9		3	9	9	18	12
Sempra Renewables	―	―		―		―	2	2	2	2
Sempra Natural Gas	83	68		5		5	1	5	89	78
Sempra Energy Consolidated	$246	$113		$14		$8	$136	$166	$396	$287

U.S. TREASURY GRANTS

At December 31, 2012, we had receivables for U.S. Treasury grants based on eligible costs at certain of our renewable generating facilities. During the first quarter of 2013, the federal government imposed automatic federal budget cuts, known as “sequestration,” as required by The Budget Control Act of 2011. As a result, we recorded a reduction to our grants receivable of $23 million and a reversal of income tax benefit of $5 million during the first quarter of 2013. Later in 2013, we received $238 million in cash for the remaining grants receivable.

INCOME TAXES

Income tax expense includes current and deferred income taxes from operations during the year. We record deferred income taxes for temporary differences between the book and the tax basis of assets and liabilities. Investment tax credits from prior years are amortized to income by the California Utilities over the estimated service lives of the properties as required by the CPUC. At our other businesses, we reduce the book basis of the related asset by the amount of investment tax credit earned. At Sempra Renewables, production tax credits are recognized in income tax expense as earned.

The California Utilities, Mobile Gas and Willmut Gas recognize regulatory assets to offset deferred tax liabilities if it is probable that the amounts will be recovered from customers; and
  regulatory liabilities to offset deferred tax assets if it is probable that the amounts will be returned to customers.

We currently do not record deferred income taxes for basis differences between financial statement and income tax investment amounts in non-U.S. subsidiaries and non-U.S. joint ventures because their cumulative undistributed earnings are indefinitely reinvested.

When there are uncertainties related to potential income tax benefits, in order to qualify for recognition, the position we take has to have at least a “more likely than not” chance of being sustained (based on the position’s technical merits) upon challenge by the respective authorities. The term “more likely than not” means a likelihood of more than 50 percent. Otherwise, we may not recognize any of the potential tax benefit associated with the position. We recognize a benefit for a tax position that meets the “more likely than not” criterion at the largest amount of tax benefit that is greater than 50 percent likely of being realized upon its effective resolution.

Unrecognized tax benefits involve management’s judgment regarding the likelihood of the benefit being sustained. The final resolution of uncertain tax positions could result in adjustments to recorded amounts and may affect our results of operations, financial position and cash flows.

We provide additional information about income taxes in Note 6.

GREENHOUSE GAS ALLOWANCES

The California Utilities, Sempra Mexico and Sempra Natural Gas are required by California Assembly Bill 32 to acquire greenhouse gas allowances for every metric ton of carbon dioxide equivalent emitted into the atmosphere during electric generation and natural gas transportation. We record greenhouse gas allowances at the lower of weighted average cost or market, and include them in Other Current Assets and Sundry on the Consolidated Balance Sheets based on the dates that they are required to be surrendered. We measure the compliance obligation, which is based on emissions, at the carrying value of allowances held plus the fair value of additional allowances necessary to satisfy the obligation. We include the obligation in Other Current Liabilities and Deferred Credits on the Consolidated Balance Sheets based on the dates that the allowances will be surrendered. We remove the assets and liabilities from the balance sheets as the allowances are surrendered.

The California Utilities expect that costs and revenues associated with the greenhouse gas program will be recorded through Regulatory Balancing Accounts on the Consolidated Balance Sheets.

RENEWABLE ENERGY CERTIFICATES

Renewable energy certificates (RECs) represent property rights established by governmental agencies for the environmental, social, and other nonpower qualities of renewable electricity generation. A REC, and its associated attributes and benefits, can be sold separately from the underlying physical electricity associated with a renewable-based generation source in certain markets.

Retail sellers of electricity obtain RECs through renewable power purchase agreements, internal generation or separate purchases in the market to comply with renewable portfolio standards established by the governmental agencies. RECs are the mechanism used to verify renewable portfolio standards compliance. The cost of RECs is recorded in Cost of Electric Fuel and Purchased Power, which is recoverable in rates, on the Consolidated Statements of Operations.

PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment primarily represents the buildings, equipment and other facilities used by the California Utilities to provide natural gas and electric utility services, and by Sempra International and Sempra U.S. Gas & Power, including construction work in progress at these operating units. Property, plant and equipment also includes lease improvements and other equipment at Parent, as well as property acquired under a build-to-suit lease included in construction work in progress.

Our plant costs include

  labor
  materials and contract services
  expenditures for replacement parts incurred during a major maintenance outage of a generating plant

In addition, the cost of our utility plant and selected non-utility regulated projects at Sempra Mexico and Sempra Natural Gas includes an allowance for funds used during construction (AFUDC). We discuss AFUDC below. The cost of non-utility plant includes capitalized interest.

Maintenance costs are expensed as incurred. The cost of most retired depreciable utility plant minus salvage value is charged to accumulated depreciation.

We discuss assets pledged as security for loans in Note 5.

PROPERTY, PLANT AND EQUIPMENT BY MAJOR FUNCTIONAL CATEGORY
(Dollars in millions)
	Property, plant		Depreciation rates for
	and equipment at		years ended
	December 31,		December 31,
	2014	2013	2014	2013	2012
SDG&E:
Natural gas operations	$1,535	$1,454	2.72%	2.35%	3.20%
Electric distribution	5,795	5,492	3.79	3.36	4.15
Electric transmission(1)	4,525	3,932	2.59	2.58	2.63
Electric generation(2)	1,862	1,768	3.86	3.76	4.68
Other electric(3)	851	759	7.09	7.58	7.92
Construction work in progress(1)	910	941	NA	NA	NA
Total SDG&E	15,478	14,346
SoCalGas:
Natural gas operations(4)	12,098	11,394	3.89	3.70	3.74
Other non-utility	120	118	2.88	1.56	1.36
Construction work in progress	668	319	NA	NA	NA
Total SoCalGas	12,886	11,831

			Estimated		Weighted average
Other operating units and parent(5):			useful lives		useful life
Land and land rights	290	276	26 to 55 years(6)		41
Machinery and equipment:
Utility electric distribution operations	1,434	1,440	10 to 46 years		41
Generating plants	596	993	30 to 50 years		32
LNG terminals	1,122	2,094	5 to 43 years		43
Pipelines and storage	2,003	1,638	3 to 55 years		46
Other	213	212	1 to 50 years		13
Construction work in progress	1,053	1,283	NA		NA
Other	332	294	1 to 80 years		27
	7,043	8,230
Total Sempra Energy Consolidated	$35,407	$34,407
(1)					At December 31, 2014, includes $365 million in electric transmission assets and $12 million in construction work in progress related to SDG&E's 91-percent interest in the Southwest Powerlink (SWPL) transmission line, jointly owned by SDG&E with other utilities. SDG&E, and each of the other owners, holds its undivided interest as a tenant in common in the property. Each owner is responsible for its share of the project and participates in decisions concerning operations and capital expenditures.
(2)					Includes capital lease assets of $243 million and $183 million at December 31, 2014 and 2013, respectively, primarily related to variable interest entities of which SDG&E is not the primary beneficiary.
(3)					Includes capital lease assets of $19 million and $23 million at December 31, 2014 and 2013, respectively.
(4)					Includes capital lease assets of $27 million and $33 million at December 31, 2014 and 2013, respectively.
(5)					December 31, 2014 balances include $150 million, $191 million and $24 million of utility plant, primarily pipelines and other distribution assets, at Ecogas, Mobile Gas and Willmut Gas, respectively. December 31, 2013 balances include $155 million, $180 million and $22 million of utility plant, primarily pipelines and other distribution assets, at Ecogas, Mobile Gas and Willmut Gas, respectively.
(6)					Estimated useful lives are for land rights.

Depreciation expense is based on the straight-line method over the useful lives of the assets or, for the California Utilities, a shorter period prescribed by the CPUC. Depreciation expense is computed using the straight-line method over the asset’s estimated original composite useful life, the CPUC-prescribed period or the remaining term of the site leases, whichever is shortest. Depreciation expense for Sempra Energy for the years ended December 31, 2014, 2013 and 2012, was $1,146 million, $1,103 million and $1,080 million, respectively. Depreciation expense for SDG&E for the years ended December 31, 2014, 2013 and 2012, was $530 million, $494 million and $490 million, respectively. Depreciation expense for SoCalGas for the years ended December 31, 2014, 2013 and 2012, was $431 million, $383 million and $362 million, respectively.

Accumulated depreciation on our Consolidated Balance Sheets is as follows:

ACCUMULATED DEPRECIATION
(Dollars in millions)
	December 31,
	2014	2013
SDG&E:
Accumulated depreciation:
Electric(1)	$3,192	$2,861
Natural gas	668	639
Total SDG&E	3,860	3,500
SoCalGas:
Accumulated depreciation of natural gas utility plant in service(2)	4,555	4,279
Accumulated depreciation – other non-utility	87	85
Total SoCalGas	4,642	4,364
Other operating units and parent:
Accumulated depreciation – other(3)	824	938
Accumulated depreciation of utility electric distribution operations	179	145
	1,003	1,083
Total Sempra Energy Consolidated	$9,505	$8,947
(1)	Includes accumulated depreciation for assets under capital lease of $28 million and $26 million at December 31, 2014 and 2013, respectively. Includes $211 million at December 31, 2014 related to SDG&E's 91-percent interest in the SWPL transmission line, jointly owned by SDG&E and other utilities.
(2)	Includes accumulated depreciation for assets under capital lease of $27 million and $31 million at December 31, 2014 and 2013, respectively.
(3)	December 31, 2014 balances include $37 million, $29 million and $2 million of accumulated depreciation for utility plant at Ecogas, Mobile Gas and Willmut Gas, respectively. December 31, 2013 balances include $38 million, $25 million and $2 million of accumulated depreciation for utility plant at Ecogas, Mobile Gas and Willmut Gas, respectively.

The California Utilities finance their construction projects with borrowed funds and equity funds. The CPUC and the FERC allow the recovery of the cost of these funds by the capitalization of AFUDC, calculated using rates authorized by the CPUC and the FERC, as a cost component of property, plant and equipment. The California Utilities earn a return on the capitalized AFUDC after the utility property is placed in service and recover the AFUDC from their customers over the expected useful lives of the assets.

Pipeline projects currently under construction by Sempra Mexico and Sempra Natural Gas that are both subject to certain regulation and meet U.S. GAAP regulatory accounting requirements record the impact of AFUDC related to equity. Beginning in the fourth quarter of 2013, Sempra Mexico began recording AFUDC equity for its Sonora Pipeline project, totaling $43 million and $19 million for the years ended December 31, 2014 and 2013, respectively.

Sempra International and Sempra U.S. Gas & Power businesses capitalize interest costs incurred to finance capital projects and interest on equity method investments that have not commenced planned principal operations. The California Utilities also capitalize certain interest costs.

CAPITALIZED FINANCING COSTS
(Dollars in millions)
	Years ended December 31,
	2014	2013	2012
Sempra Energy Consolidated:
AFUDC related to debt	$22	$22	$38
AFUDC related to equity	106	75	96
Other capitalized financing costs	39	22	52
Total Sempra Energy Consolidated	$167	$119	$186
SDG&E:
AFUDC related to debt	$15	$16	$30
AFUDC related to equity	37	39	71
Total SDG&E	$52	$55	$101
SoCalGas:
AFUDC related to debt	$7	$6	$8
AFUDC related to equity	26	17	25
Other capitalized financing costs	1	1	1
Total SoCalGas	$34	$24	$34

GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill

Goodwill is the excess of the purchase price over the fair value of the identifiable net assets of acquired companies measured at the time of acquisition. Goodwill is not amortized but is tested for impairment annually on October 1 or whenever events or changes in circumstances necessitate an evaluation. Impairment of goodwill occurs when the carrying amount (book value) of goodwill exceeds its implied fair value. If the carrying value of the reporting unit, including goodwill, exceeds its fair value, and the book value of goodwill is greater than its fair value on the test date, we record a goodwill impairment loss.

For our annual goodwill impairment testing, under current U.S. GAAP guidance we have the option to first make a qualitative assessment of whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount before applying the two-step, quantitative goodwill impairment test. If we elect to perform the qualitative assessment, we evaluate relevant events and circumstances, including but not limited to, macroeconomic conditions, industry and market considerations, cost factors, changes in key personnel and the overall financial performance of the reporting unit. If, after assessing these qualitative factors, we determine that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, then we perform the two-step goodwill impairment test. When we perform the two-step, quantitative goodwill impairment test, we exercise judgment to develop estimates of the fair value of the reporting unit and the corresponding goodwill. Our fair value estimates are developed from the perspective of a knowledgeable market participant. We consider observable transactions in the marketplace for similar investments, if available, as well as an income-based approach such as discounted cash flow analysis. A discounted cash flow analysis may be based directly on anticipated future revenues and expenses and may be performed based on free cash flows generated within the reporting unit. Critical assumptions that affect our estimates of fair value may include consideration of market transactions
  future cash flows
  the appropriate risk-adjusted discount rate
  country risk
  entity risk

Goodwill included on the Sempra Energy Consolidated Balance Sheets is as follows:

GOODWILL
(Dollars in millions)
	Sempra
	South American	Sempra	Sempra
	Utilities	Mexico	Natural Gas	Total
Balance at December 31, 2012	$1,014	$25	$72	$1,111
Foreign currency translation(1)	(87)	―	―	(87)
Balance at December 31, 2013	927	25	72	1,024
Foreign currency translation(1)	(93)	―	―	(93)
Balance at December 31, 2014	$834	$25	$72	$931
(1)	We record the offset of this fluctuation to other comprehensive income.

We provide additional information concerning goodwill related to our equity method investments and the impairment of investments in unconsolidated subsidiaries in Note 4.

Other Intangible Assets

Other Intangible Assets primarily represent storage and development rights related to the natural gas storage facilities of Bay Gas Storage Company, Ltd. (Bay Gas) and Mississippi Hub, LLC (Mississippi Hub), which are being amortized over their estimated useful lives as shown in the table below.

Other Intangible Assets included on the Sempra Energy Consolidated Balance Sheets are as follows:

OTHER INTANGIBLE ASSETS
(Dollars in millions)
	Amortization period	December 31,
	(years)	2014	2013
Storage rights	46	$138	$138
Development rights	50	322	322
Other	10 years to indefinite	18	19
		478	479
Less accumulated amortization:
Storage rights		(19)	(16)
Development rights		(40)	(34)
Other		(4)	(3)
		(63)	(53)
		$415	$426

Amortization expense for such intangible assets was $10 million in each of 2014, 2013 and 2012. We estimate the amortization expense for the next five years to be $10 million per year.

LONG-LIVED ASSETS

We test long-lived assets for recoverability whenever events or changes in circumstances have occurred that may affect the recoverability or the estimated useful lives of long-lived assets. Long-lived assets include intangible assets subject to amortization, but do not include investments in unconsolidated subsidiaries. Events or changes in circumstances that indicate that the carrying amount of a long-lived asset may not be recoverable may include significant decreases in the market price of an asset
  a significant adverse change in the extent or manner in which we use an asset or in its physical condition a significant adverse change in legal or regulatory factors or in the business climate that could affect the value of an asset a current period operating or cash flow loss combined with a history of operating or cash flow losses or a projection of continuing losses associated with the use of a long-lived asset a current expectation that, more likely than not, a long-lived asset will be sold or otherwise disposed of significantly before the end of its previously estimated useful life

Impairment of long-lived assets occurs when the estimated future undiscounted cash flows are less than the carrying amount of the assets. If that comparison indicates that the assets’ carrying value may not be recoverable, the impairment is measured based on the difference between the carrying amount and the fair value of the assets. This evaluation is performed at the lowest level for which separately identifiable cash flows exist.

VARIABLE INTEREST ENTITIES (VIE)

We consolidate a VIE if we are the primary beneficiary of the VIE. Our determination of whether we are the primary beneficiary is based upon qualitative and quantitative analyses, which assess the purpose and design of the VIE;
  the nature of the VIE’s risks and the risks we absorb;
  the power to direct activities that most significantly impact the economic performance of the VIE; and
  the obligation to absorb losses or right to receive benefits that could be significant to the VIE.

SDG&E

Tolling Agreements

SDG&E has agreements under which it purchases power generated by facilities for which it supplies all of the natural gas to fuel the power plant (i.e., tolling agreements). SDG&E’s obligation to absorb natural gas costs may be a significant variable interest. In addition, SDG&E has the power to direct the dispatch of electricity generated by these facilities. Based upon our analysis, the ability to direct the dispatch of electricity may have the most significant impact on the economic performance of the entity owning the generating facility because of the associated exposure to the cost of natural gas, which fuels the plants, and the value of electricity produced. To the extent that SDG&E (1) is obligated to purchase and provide fuel to operate the facility, (2) has the power to direct the dispatch, and (3) purchases all of the output from the facility for a substantial portion of the facility’s useful life, SDG&E may be the primary beneficiary of the entity owning the generating facility. SDG&E determines if it is the primary beneficiary in these cases based on a qualitative approach in which we consider the operational characteristics of the facility, including its expected power generation output relative to its capacity to generate and the financial structure of the entity, among other factors. If we determine that SDG&E is the primary beneficiary, SDG&E and Sempra Energy consolidate the entity that owns the facility as a VIE, as we discuss below.

Otay Mesa VIE

SDG&E has an agreement to purchase power generated at the Otay Mesa Energy Center (OMEC), a 605-megawatt (MW) generating facility. In addition to tolling, the agreement provides SDG&E with the option to purchase the power plant at the end of the contract term in 2019, or upon earlier termination of the purchased-power agreement, at a predetermined price subject to adjustments based on performance of the facility. If SDG&E does not exercise its option, under certain circumstances, it may be required to purchase the power plant at a predetermined price, which we refer to as the put option.

The facility owner, Otay Mesa Energy Center LLC (OMEC LLC), is a VIE (Otay Mesa VIE), of which SDG&E is the primary beneficiary. SDG&E has no OMEC LLC voting rights and does not operate OMEC. In addition to the risks absorbed under the tolling agreement, SDG&E absorbs separately through the put option a significant portion of the risk that the value of Otay Mesa VIE could decline. Accordingly, SDG&E and Sempra Energy have consolidated Otay Mesa VIE. Otay Mesa VIE’s equity of $60 million at December 31, 2014 and $91 million at December 31, 2013 is included on the Consolidated Balance Sheets in Other Noncontrolling Interests for Sempra Energy and in Noncontrolling Interest for SDG&E.

OMEC LLC has a loan outstanding of $325 million at December 31, 2014, the proceeds of which were used for the construction of OMEC. The loan is with third party lenders and is secured by OMEC’s property, plant and equipment. SDG&E is not a party to the loan agreement and does not have any additional implicit or explicit financial responsibility to OMEC LLC. The loan fully matures in April 2019 and bears interest at rates varying with market rates. In addition, OMEC LLC has entered into interest rate swap agreements to moderate its exposure to interest rate changes. We provide additional information concerning the interest rate swaps in Note 9.

Cameron LNG Holdings

Sempra Energy’s equity-method investment in Cameron LNG Holdings is considered to be a VIE generally due to contractual provisions that transfer certain risks to customers. Sempra Energy is not the primary beneficiary because we do not have the power to direct the most significant activities of Cameron LNG Holdings. We will continue to evaluate Cameron LNG Holdings for any changes that may impact our determination of the primary beneficiary. The carrying value of our investment in Cameron LNG holdings at December 31, 2014 was $1,007 million, as we discuss in Note 4. Our maximum exposure to loss includes the carrying value of our investment and the guarantees discussed in Note 4.

Other Variable Interest Entities

SDG&E’s power procurement is subject to reliability requirements that may require SDG&E to enter into various power purchase arrangements which include variable interests. SDG&E evaluates the respective entities to determine if variable interests exist and, based on the qualitative and quantitative analyses described above, if SDG&E, and thereby Sempra Energy, is the primary beneficiary. SDG&E has determined that no contracts, other than the one relating to Otay Mesa VIE mentioned above, result in SDG&E being the primary beneficiary at December 31, 2014. In addition to the tolling agreements described above, other variable interests involve various elements of fuel and power costs, including certain construction costs, tax credits, and other components of cash flow expected to be paid to or received by our counterparties. In most of these cases, the expectation of variability is not substantial, and SDG&E generally does not have the power to direct activities that most significantly impact the economic performance of the other VIEs. If our ongoing evaluation of these VIEs were to conclude that SDG&E becomes the primary beneficiary and consolidation by SDG&E becomes necessary, the effects are not expected to significantly affect the financial position, results of operations, or liquidity of SDG&E. In addition, SDG&E is not exposed to losses or gains as a result of these other VIEs, because all such variability would be recovered in rates.

Sempra Energy’s other operating units also enter into arrangements which could include variable interests. We evaluate these arrangements and applicable entities based upon the qualitative and quantitative analyses described above. Certain of these entities are service companies that are VIEs. As the primary beneficiary of these service companies, we consolidate them. In all other cases, we have determined that these contracts are not variable interests in a VIE and therefore are not subject to the U.S. GAAP requirements concerning the consolidation of VIEs.

The Consolidated Financial Statements of Sempra Energy and SDG&E include the following amounts associated with Otay Mesa VIE. The amounts are net of eliminations of transactions between SDG&E and Otay Mesa VIE. The financial statements of other consolidated VIEs are not material to the financial statements of Sempra Energy. The captions on the tables below correspond to SDG&E’s Consolidated Balance Sheets and Consolidated Statements of Operations.

AMOUNTS ASSOCIATED WITH OTAY MESA VIE
(Dollars in millions)
			December 31,
			2014	2013
Cash and cash equivalents			$5	$17
Restricted cash			8	6
Inventories			3	2
Other			1	1
Total current assets			17	26
Restricted cash			11	25
Sundry			3	4
Property, plant and equipment, net			410	438
Total assets			$441	$493

Current portion of long-term debt			$10	$10
Fixed-price contracts and other derivatives			16	16
Other			3	19
Total current liabilities			29	45
Long-term debt			315	325
Fixed-price contracts and other derivatives			31	39
Deferred credits and other			6	(7)
Other noncontrolling interest			60	91
Total liabilities and equity			$441	$493

	Years ended December 31,
	2014		2013	2012
Operating expenses
Cost of electric fuel and purchased power		$(83)	$(91)	$(83)
Operation and maintenance		19	24	19
Depreciation and amortization		27	28	26
Total operating expenses		(37)	(39)	(38)
Operating income		37	39	38
Other expense, net		―	―	(1)
Interest expense		(17)	(15)	(11)
Income before income taxes/Net income		20	24	26
Earnings attributable to noncontrolling interest		(20)	(24)	(26)
Earnings	$	―	$ ―	$ ―

ASSET RETIREMENT OBLIGATIONS

For tangible long-lived assets, we record asset retirement obligations for the present value of liabilities of future costs expected to be incurred when assets are retired from service, if the retirement process is legally required and if a reasonable estimate of fair value can be made. We also record a liability if a legal obligation to perform an asset retirement exists and can be reasonably estimated, but performance is conditional upon a future event. We record the estimated retirement cost over the life of the related asset by depreciating the present value of the obligation (measured at the time of the asset’s acquisition) and accreting the discount until the liability is settled. Rate-regulated entities, including the California Utilities, record regulatory assets or liabilities as a result of the timing difference between the recognition of costs in accordance with U.S. GAAP and costs recovered through the rate-making process.

We have recorded asset retirement obligations related to various assets, including:

SDG&E and SoCalGas

  fuel and storage tanks
  natural gas distribution systems
  hazardous waste storage facilities
  asbestos-containing construction materials

SDG&E

  decommissioning of nuclear power facilities
  electric distribution and transmission systems
  site restoration of a former power plant
  power generation plant (natural gas)

SoCalGas

  natural gas transmission pipelines
  underground natural gas storage facilities and wells

Sempra Mexico

  power generation plant (natural gas)
  natural gas distribution and transportation systems
  LNG terminal

Sempra Renewables

  certain power generation plants (solar)

Sempra Natural Gas

  power generation plant (natural gas)
  natural gas distribution and transportation systems
  underground natural gas storage facilities

The changes in asset retirement obligations are as follows:

CHANGES IN ASSET RETIREMENT OBLIGATIONS
(Dollars in millions)
	Sempra Energy
	Consolidated		SDG&E		SoCalGas
	2014	2013	2014	2013	2014	2013
Balance as of January 1(1)	$2,152	$2,056	$913	$741	$1,199	$1,253
Accretion expense	97	97	43	45	52	49
Liabilities incurred	4	4	―	―	―	―
Reclassification(2)	(6)	―	―	―	―	―
Payments	(29)	(49)	(29)	(48)	―	―
Revisions, GRC-related(3)	―	(135)	―	(30)	―	(105)
Revisions, other(4)(5)	(28)	179	(54)	205	25	2
Balance at December 31(1)	$2,190	$2,152	$873	$913	$1,276	$1,199
(1)	The current portions of the obligations are included in Other Current Liabilities on the Consolidated Balance Sheets.
(2)	Reclassification to liability held for sale - asset retirement obligation which is included in Other Current Liabilities on the Consolidated Balance Sheets, as we discuss in "Asset Held for Sale" in Note 3.
(3)	The decreases in asset retirement obligations in 2013 at SDG&E and SoCalGas are due to revised estimates related to the 2012 General Rate Case (GRC) that received final approval in May 2013. At SDG&E, these revisions included increases in asset service lives ranging from 2 percent to 7 percent, and lower estimated cost of removal. At SoCalGas, the decrease includes increases in asset service lives ranging from 4 percent to 6 percent, partially offset by a higher estimated cost of removal.
(4)	The decrease in asset retirement obligations in 2014 at SDG&E is due to revised estimates in an updated decommissioning cost study for the San Onofre Nuclear Generating Station, which we discuss in Note 13. The increase in asset retirement obligations in 2014 at SoCalGas is related to a change in estimates.
(5)	The increase in asset retirement obligations in 2013 at SDG&E is due to revised estimates recorded in the third quarter of 2013 related to the early decommissioning of SONGS Units 2 and 3 (see Note 13).

CONTINGENCIES

We accrue losses for the estimated impacts of various conditions, situations or circumstances involving uncertain outcomes. For loss contingencies, we accrue the loss if an event has occurred on or before the balance sheet date and:

  information available through the date we file our financial statements indicates it is probable that a loss has been incurred, given the likelihood of uncertain future events; and
  the amount of the loss can be reasonably estimated.

We do not accrue contingencies that might result in gains. We continuously assess contingencies for litigation claims, environmental remediation and other events.

LEGAL FEES

Legal fees that are associated with a past event for which a liability has been recorded are accrued when it is probable that fees also will be incurred.

COMPREHENSIVE INCOME

Comprehensive income includes all changes in the equity of a business enterprise (except those resulting from investments by owners and distributions to owners), including:

  foreign currency translation adjustments
  changes in unamortized net actuarial gain or loss and prior service cost related to pension and other postretirement benefits plans unrealized gains or losses on available-for-sale securities certain hedging activities

The Consolidated Statements of Comprehensive Income show the changes in the components of other comprehensive income (loss) (OCI), including the amounts attributable to noncontrolling interests. The following tables present the changes in Accumulated Other Comprehensive Income (Loss) (AOCI) by component and amounts reclassified out of AOCI to net income, excluding amounts attributable to noncontrolling interests, for the years ended December 31:

CHANGES IN ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) BY COMPONENT(1)
SEMPRA ENERGY CONSOLIDATED
(Dollars in millions)
		Pension and other
		postretirement benefits
	Foreign				Total
	currency	Unamortized	Unamortized		accumulated other
	translation	net actuarial	prior service	Financial	comprehensive
	adjustments	gain (loss)	credit (cost)	instruments	income (loss)
2014:
Balance as of December 31, 2013	$(129)	$(73)	$ ―	$(26)	$(228)
Other comprehensive loss before
reclassifications	(193)	(24)	(2)	(70)	(289)
Amounts reclassified from accumulated other
comprehensive income	―	14	―	6	20
Net other comprehensive loss	(193)	(10)	(2)	(64)	(269)
Balance as of December 31, 2014	$(322)	$(83)	$(2)	$(90)	$(497)
2013:
Balance as of December 31, 2012	$(240)	$(102)	$1	$(35)	$(376)
Other comprehensive (loss) income before
reclassifications	(159)	21	(1)	2	(137)
Amounts reclassified from accumulated other
comprehensive income	270	(2) 8	―	7	285
Net other comprehensive income (loss)	111	29	(1)	9	148
Balance as of December 31, 2013	$(129)	$(73)	$ ―	$(26)	$(228)
2012:
Balance as of December 31, 2011	$(359)	$(100)	$1	$(31)	$(489)
Other comprehensive income (loss) before
reclassifications	119	(13)	―	(10)	96
Amounts reclassified from accumulated other
comprehensive income	―	11	―	6	17
Net other comprehensive income (loss)	119	(2)	―	(4)	113
Balance as of December 31, 2012	$(240)	$(102)	$1	$(35)	$(376)
(1)	All amounts are net of income tax, if subject to tax, and exclude noncontrolling interests.
(2)	Represents cumulative foreign currency translation adjustment related to the impairment of our Argentine investments in 2006, which is substantially offset by an accrued liability established at that time. We provide additional information about these investments in Note 4.

CHANGES IN ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) BY COMPONENT(1)
SAN DIEGO GAS & ELECTRIC COMPANY
(Dollars in millions)
	Pension and other
	postretirement benefits
			Total
	Unamortized	Unamortized	accumulated other
	net actuarial	prior service	comprehensive
	gain (loss)	credit	income (loss)
2014:
Balance as of December 31, 2013	$(10)	$1	$(9)
Other comprehensive loss before
reclassifications	(5)	―	(5)
Amounts reclassified from accumulated other
comprehensive income	2	―	2
Net other comprehensive loss	(3)	―	(3)
Balance as of December 31, 2014	$(13)	$1	$(12)
2013:
Balance as of December 31, 2012	$(12)	$1	$(11)
Amounts reclassified from accumulated other
comprehensive income	2	―	2
Net other comprehensive income	2	―	2
Balance as of December 31, 2013	$(10)	$1	$(9)
2012:
Balance as of December 31, 2011	$(11)	$1	$(10)
Other comprehensive loss before
reclassifications	(2)	―	(2)
Amounts reclassified from accumulated other
comprehensive loss	1	―	1
Net other comprehensive loss	(1)	―	(1)
Balance as of December 31, 2012	$(12)	$1	$(11)
(1)	All amounts are net of income tax, if subject to tax, and exclude noncontrolling interests.

CHANGES IN ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) BY COMPONENT(1)
SOUTHERN CALIFORNIA GAS COMPANY
(Dollars in millions)
	Pension and other
	postretirement benefits
				Total
	Unamortized	Unamortized		accumulated other
	net actuarial	prior service	Financial	comprehensive
	gain (loss)	credit	instruments	income (loss)
2014:
Balance as of December 31, 2013	$(5)	$1	$(14)	$(18)
Other comprehensive loss before
reclassifications	(3)	―	―	(3)
Amounts reclassified from accumulated other
comprehensive income	3	―	―	3
Net other comprehensive income	―	―	―	―
Balance as of December 31, 2014	$(5)	$1	$(14)	$(18)
2013:
Balance as of December 31, 2012	$(4)	$1	$(15)	$(18)
Other comprehensive loss before
reclassifications	(2)	―	―	(2)
Amounts reclassified from accumulated other
comprehensive income	1	―	1	2
Net other comprehensive (loss) income	(1)	―	1	―
Balance as of December 31, 2013	$(5)	$1	$(14)	$(18)
2012:
Balance as of December 31, 2011	$(6)	$1	$(16)	$(21)
Other comprehensive income before
reclassifications	1	―	―	1
Amounts reclassified from accumulated other
comprehensive income	1	―	1	2
Net other comprehensive income	2	―	1	3
Balance as of December 31, 2012	$(4)	$1	$(15)	$(18)
(1)	All amounts are net of income tax, if subject to tax, and exclude noncontrolling interests.

RECLASSIFICATIONS OUT OF ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
(Dollars in millions)
	Amounts reclassified
Details about accumulated	from accumulated other						Affected line item
other comprehensive income (loss) components	comprehensive income (loss)						on consolidated statement of operations
	Years ended December 31,
	2014		2013		2012
Sempra Energy Consolidated:
Foreign currency translation adjustments	$	―		$270	$	―	Equity Earnings, Net of Income Tax(1)

Financial instruments:
Interest rate and foreign exchange instruments		$21		$11		$9	Interest Expense
Interest rate instruments		(3)		―		―	Gain on Sale of Equity Interests and Assets
Interest rate instruments		10		10		6	Equity Earnings, Before Income Tax
Commodity contracts not subject to							Revenues: Energy-Related
rate recovery		(8)		(1)		―	Businesses
Total before income tax		20		20		15
		(3)		(4)		(4)	Income Tax Expense
Net of income tax		17		16		11
		(11)		(9)		(5)	Earnings Attributable to Noncontrolling Interests
		$6		$7		$6

Pension and other postretirement benefits:
Net actuarial gain	$	―		$3		$10	(2)
Amortization of actuarial loss		23		10		9	(2)
		(9)		(5)		(8)	Income Tax Expense
Net of income tax		$14		$8		$11

Total reclassifications for the period, net of tax		$20		$285		17
SDG&E:
Financial instruments:
Interest rate instruments		$11		$9		$5	Interest Expense
		(11)		(9)		(5)	Earnings Attributable to Noncontrolling Interest
	$	―	$	―	$	―

Pension and other postretirement benefits:
Net actuarial gain	$	―		$2		$1	(2)
Amortization of actuarial loss		3		1		1	(2)
		(1)		(1)		(1)	Income Tax Expense
Net of income tax		$2		$2		$1

Total reclassifications for the period, net of tax		$2		$2		$1
SoCalGas:
Financial instruments:
Interest rate instruments		$1		$1		$2	Interest Expense
		(1)		―		(1)	Income Tax Expense
Net of income tax	$	―		$1		$1

Pension and other postretirement benefits:
Net actuarial gain	$	―	$	―		$1	(2)
Amortization of actuarial loss		5		1		1	(2)
		(2)		―		(1)	Income Tax Expense
Net of income tax		$3		$1		$1

Total reclassifications for the period, net of tax		$3		$2		$2
(1)							Represents cumulative foreign currency translation adjustment related to the impairment of our Argentine investments in 2006, which is substantially offset by an accrued liability established at that time. We provide additional information about these investments in Note 4.
(2)							Amounts are included in the computation of net periodic benefit cost (see "Net Periodic Benefit Cost, 2012 - 2014" in Note 7).

NONCONTROLLING INTERESTS

Ownership interests that are held by owners other than Sempra Energy and SDG&E in subsidiaries or entities consolidated by them are accounted for and reported as noncontrolling interests. As a result, noncontrolling interests are reported as a separate component of equity on the Consolidated Balance Sheets. Earnings/losses attributable to the noncontrolling interests are separately identified on the Consolidated Statements of Operations, and net income/loss and comprehensive income/loss attributable to the noncontrolling interests are separately identified on the Consolidated Statements of Comprehensive Income and Consolidated Statements of Changes in Equity.

Sale of Noncontrolling Interests

In the first quarter of 2013, Sempra Energy’s subsidiary, IEnova, completed a private offering in the U.S. and outside of Mexico and a concurrent public offering in Mexico of common stock. The aggregate shares of common stock sold in the offerings represent approximately 18.9 percent of IEnova’s outstanding ownership interest. IEnova is reported within the Sempra Mexico reportable segment.

The proceeds from the offerings, net of offering costs, were approximately $574 million in U.S. dollar equivalent. IEnova has used the net proceeds of the offerings primarily for general corporate purposes, and for the funding of its investments and ongoing expansion plans. Consistent with applicable accounting guidance, changes in noncontrolling interests that do not result in a change of control are accounted for as equity transactions. When there are changes in noncontrolling interests of a subsidiary that do not result in a change of control, any difference between carrying value and fair value related to the change in ownership is recorded as an adjustment to shareholders’ equity. As a result of the offerings, we recorded an increase in Sempra Energy’s shareholders’ equity of $135 million in the first quarter of 2013 for the sale of IEnova shares to noncontrolling interests.

IEnova is a separate legal entity, formerly known as Sempra México, S.A. de C.V., comprised primarily of Sempra Energy’s operations in Mexico. IEnova is included within our Sempra Mexico reportable segment, but is not the same in its entirety as the reportable segment. In addition to the IEnova operating companies, the Sempra Mexico segment includes, among other things, certain holding companies and risk management activity. Also, IEnova’s financial results are reported in Mexico under International Financial Reporting Standards (IFRS), as required by the Mexican Stock Exchange (La Bolsa Mexicana de Valores, S.A.B. de C.V., or BMV) where the shares are traded under the symbol IENOVA.

The private offering was exempt from registration under the U.S. Securities Act of 1933, as amended (the Securities Act), and shares in the private offering were offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to persons outside of the United States, in accordance with Regulation S under the Securities Act. The shares were not registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable securities laws.

Purchase of Noncontrolling Interests

On December 10, 2014, we purchased 18,625,594 Luz del Sur shares for $74 million, increasing Sempra South American Utilities’ ownership from 79.8 percent to 83.6 percent.

Chilquinta Energía owned 85 percent of Luzlinares S.A. (Luzlinares) through October 31, 2012. On November 26, 2012, Chilquinta Energía purchased the remaining 15-percent ownership interest in Luzlinares for $7 million in cash.

Preferred Stock

The preferred stock at SoCalGas is presented at Sempra Energy as a noncontrolling interest at December 31, 2014 and 2013. The preferred stock of SDG&E at December 31, 2012 was contingently redeemable preferred stock and was fully redeemed in October 2013, as we discuss in Note 11. At Sempra Energy, the preferred stock dividends of SDG&E and SoCalGas are charges against income related to noncontrolling interests. We provide additional information concerning preferred stock in Note 11.

Other Noncontrolling Interests

At December 31, 2014 and 2013, we reported the following noncontrolling ownership interests held by others (not including preferred shareholders) recorded in Other Noncontrolling Interests in Total Equity on Sempra Energy’s Consolidated Balance Sheets:

OTHER NONCONTROLLING INTERESTS
(Dollars in millions)
	Percent ownership held by others		December 31,
	2014	2013	2014	2013
SDG&E:
Otay Mesa VIE	100%	100%	$60	$91
Sempra South American Utilities:
Chilquinta Energía subsidiaries(1)	23.6 - 43.4	24.4 - 43.4	23	27
Luz del Sur	16.4	20.2	177	222
Tecsur	9.8	9.8	4	3
Sempra Mexico:
IEnova, S.A.B. de C.V.	18.9	18.9	452	442
Sempra Natural Gas:
Bay Gas Storage Company, Ltd.	9.1	9.1	23	22
Liberty Gas Storage, LLC	25.0	25.0	14	14
Southern Gas Transmission Company	49.0	49.0	1	1
Total Sempra Energy			$754	$822
(1)	Chilquinta Energía has four subsidiaries with noncontrolling interests held by others. Percentage range reflects the highest and lowest ownership percentages among these subsidiaries.

REVENUES

Utilities

Our California Utilities generate revenues primarily from deliveries to their customers of electricity by SDG&E and natural gas by both SoCalGas and SDG&E and from related services. They record these revenues following the accrual method and recognize them upon delivery and performance. They also record revenue from CPUC-approved incentive awards, some of which require approval by the CPUC prior to being recognized. We provide additional discussion on utility incentive mechanisms in Note 14.

On a monthly basis, SoCalGas accrues natural gas storage contract revenues, which consist of storage reservation and variable charges based on negotiated agreements with terms of up to 15 years.

Our natural gas utilities outside of California (Mobile Gas, Willmut Gas and Ecogas) apply U.S. GAAP for regulated utilities consistent with the California Utilities.

Our electric distribution utilities in South America, Chilquinta Energía and Luz del Sur, serve primarily regulated customers, and their revenues are based on tariffs that are set by the National Energy Commission (Comisión Nacional de Energía, or CNE) in Chile and the Energy and Mining Investment Supervisory Body (Organismo Supervisor de la Inversión en Energía y Minería, or OSINERGMIN) of the National Electricity Office under the Ministry of Energy and Mines in Peru.

The tariffs charged are based on an efficient model distribution company defined by Chilean law in the case of Chilquinta Energía, and OSINERGMIN in the case of Luz del Sur. The tariffs include operation and maintenance costs, an internal rate of return on the new replacement value of depreciable assets, charges for the use of transmission systems, and a component for the value added by the distributor. Tariffs are designed to provide for a pass-through to customers of the main noncontrollable cost items (mainly power purchases and transmission charges), recovery of reasonable operating and administrative costs, incentives to reduce costs and make needed capital investments and a regulated rate of return on the distributor’s regulated asset base. Because the tariffs are based on a model and are intended to cover the costs of the model company, but are not based on the costs of the specific utility and may not result in full cost recovery, they do not meet the requirement necessary for treatment under applicable U.S. GAAP for regulatory accounting.

For Chilquinta Energía, rates for four-year periods related to distribution and sub-transmission are reviewed separately on an alternating basis every two years. In late 2011, Chilquinta Energía initiated the process to establish its distribution rates for the period from November 2012 to October 2016. This process was completed in November 2012, with rates published in April 2013, and tariff adjustments going into effect retroactively from November 2012. The next review process for distribution rates is scheduled to be completed, with tariff adjustments also going into effect, in November 2016.

In April 2013, the CNE completed the process to establish Chilquinta Energía’s sub-transmission rates for the period January 2011 to December 2014, with tariff adjustments going into effect retroactively from January 2011. The sub-transmission rates period has been extended for one year, for one time only, to December 2015 due to a change in law issued in December 2014. Accordingly, the next review process for sub-transmission rates will be in January 2016, covering the period from January 2016 to December 2019.

The components of tariffs above for Luz del Sur are reviewed and adjusted every four years. The final distribution rate-setting resolution for the 2013-2017 period was published in October 2013 and went into effect on November 1, 2013.

The table below shows the total utilities revenues in Sempra Energy’s Consolidated Statements of Operations for each of the last three years. The revenues include amounts for services rendered but unbilled (approximately one-half month’s deliveries) at the end of each year.

TOTAL UTILITIES REVENUES AT SEMPRA ENERGY CONSOLIDATED(1)
(Dollars in millions)
	Years ended December 31,
	2014	2013	2012
Electric revenues	$5,209	$4,911	$4,568
Natural gas revenues	4,549	4,398	3,873
Total	$9,758	$9,309	$8,441
(1) Excludes intercompany revenues.

As we discuss in Note 14, the natural gas supply for SDG&E’s and SoCalGas’ core natural gas customers is purchased by SoCalGas as a combined procurement portfolio managed by SoCalGas. Core customers are primarily residential and small commercial and industrial customers. This core gas procurement function is considered a shared service, therefore amounts related to SDG&E are not included in SoCalGas’ Consolidated Statements of Operations.

We provide additional information concerning utility revenue recognition in “Regulatory Matters” above.

Energy-Related Businesses

Sempra South American Utilities

Sempra South American Utilities generates revenues from energy-services companies that provide electric construction services and recognizes these revenues when services are provided in accordance with contractual agreements. The energy-services company in Chile also generates revenue from selling electricity to non-regulated customers.

Sempra Mexico

Sempra Mexico’s Termoeléctrica de Mexicali natural gas-fired power plant generates revenues from selling electricity and/or capacity to the California Independent System Operator (ISO) and to governmental, public utility and wholesale power marketing entities. Sempra Mexico recognizes these revenues as the electricity is delivered and capacity is provided. Sempra Mexico’s pipeline operations recognize revenues from the sale and transportation of natural gas as deliveries are made and from fixed capacity payments. Sempra Mexico also recognizes revenues from (1) the sale of LNG and natural gas as deliveries are made to counterparties and (2) from reservation and usage fees under terminal capacity agreements, nitrogen injection service agreements and tug service agreements. It reports revenue net of value added taxes in Mexico. Sempra Mexico’s revenues also include net realized gains and losses and the net change in the fair value of unrealized gains and losses on derivative contracts for natural gas.

Sempra Renewables

For consolidated entities, Sempra Renewables generates revenues from the sale of solar power pursuant to power purchase agreements, and recognizes these revenues when the power is delivered. It also generates revenues for the management of certain of its solar and wind project joint ventures.

Sempra Natural Gas

Sempra Natural Gas generates revenues from selling electricity and/or capacity from its Mesquite Power facility to the California ISO and to governmental, public utility and wholesale power marketing entities. Sempra Natural Gas recognizes these revenues as the electricity is delivered and capacity is provided. Related to its LNG terminal, prior to October 1, 2014, the effective date of the Cameron LNG Holdings joint venture, Sempra Natural Gas recognized revenues from reservation and usage fees. We discuss the deconsolidation of Cameron LNG, LLC and related assets further in Note 3. Sempra Natural Gas also records revenues from contractual counterparty obligations for non-delivery of LNG cargoes, as well as revenues from the sale of LNG and natural gas as deliveries are made to counterparties. Sempra Natural Gas recognizes revenue on natural gas storage and transportation operations when services are provided in accordance with contractual agreements for the storage and transportation services. Sempra Natural Gas revenues also include net realized gains and losses and the net change in the fair value of unrealized gains and losses on derivative contracts for power and natural gas.

OTHER COST OF SALES

Other Cost of Sales primarily includes

  pipeline capacity costs, and pipeline transportation and natural gas marketing costs incurred at Sempra Natural Gas;
  electric construction services costs incurred by Sempra South American Utilities’ energy-services companies; and
  energy management service fees at Sempra Mexico.

OPERATION AND MAINTENANCE EXPENSES

Operation and Maintenance includes operating and maintenance costs, and general and administrative costs, consisting primarily of personnel costs, purchased materials and services, litigation expense and rent.

FOREIGN CURRENCY TRANSLATION

Our operations in South America and our natural gas distribution utility in Mexico use their local currency as their functional currency. The assets and liabilities of their foreign operations are translated into U.S. dollars at current exchange rates at the end of the reporting period, and revenues and expenses are translated at average exchange rates for the year. The resulting noncash translation adjustments do not enter into the calculation of earnings or retained earnings (unless the operation is being discontinued), but are reflected in Comprehensive Income and in Accumulated Other Comprehensive Income (Loss), a component of shareholders’ equity.

Currency transaction (losses) gains in a currency other than the entity’s functional currency were $(15) million, $(3) million, and $9 million for the years ended December 31, 2014, 2013, and 2012, respectively, and are included in Other Income, Net, at Sempra Energy

Cash flows of the consolidated foreign subsidiaries are translated into U.S. dollars using average exchange rates for the period. We report the effect of exchange rate changes on cash balances held in foreign currencies in “Effect of Exchange Rate Changes on Cash and Cash Equivalents” on our Consolidated Statements of Cash Flows.

TRANSACTIONS WITH AFFILIATES

Due to and from Unconsolidated Affiliates – Sempra Energy Consolidated

Sempra South American Utilities has a U.S. dollar-denominated loan to Eletrans S.A. to provide project financing for the construction of transmission lines. Eletrans S.A. is an affiliate of Chilquinta Energía that we discuss in Note 4. At December 31, 2014 and 2013, the principal balance outstanding was $40 million and $14 million, plus $1 million and a negligible amount of accumulated interest outstanding, respectively, at a fixed interest rate of 4 percent.

In the second half of 2014, Sempra Mexico made three four-year and one three-year, U.S. dollar-denominated loans to affiliates of Sempra Mexico’s joint venture with Petróleos Mexicanos (or PEMEX, the Mexican state-owned oil company) to finance the Los Ramones Norte pipeline project. At December 31, 2014, these loans have principal balances outstanding aggregating $79 million and $44 million, respectively, plus $2 million of accumulated interest. These loans accrue interest at a variable rate based on a 30-day LIBOR plus 450 basis points (4.66 percent at December 31, 2014).

As we discuss in Note 3, in July 2014, Sempra Mexico sold a 50-percent interest in the first phase of the Energía Sierra Juárez wind project. Upon deconsolidation, the newly formed joint venture repaid a portion, in the amount of $18 million, of a previous intercompany loan from Sempra Mexico to Energía Sierra Juárez. The joint venture assumed the obligation to Sempra Mexico for the remainder of the loan, which has a principal balance outstanding at December 31, 2014 of $21 million plus $1 million of accumulated interest. This loan accrues interest at a variable rate based on a 30-day LIBOR plus 637.5 basis points (6.53 percent at December 31, 2014).

At December 31, 2014 and 2013, Sempra Energy had $38 million and $4 million, respectively, in accounts receivable from various Sempra Renewables and Sempra Mexico joint venture investments. Sempra Energy also had a $2 million contribution payable to Sempra Energy Foundation at December 31, 2014, which was paid in January 2015.

Service Agreements

Sempra Energy, SDG&E and SoCalGas provide certain services to each other and are charged an allocable share of the cost of such services. Also, from time to time, SDG&E and SoCalGas may loan surplus cash to Sempra Energy at interest rates based on one-month commercial paper rates. Amounts due to/from affiliates are as follows:

AMOUNTS DUE TO AND FROM AFFILIATES AT SDG&E AND SOCALGAS
(Dollars in millions)
	December 31,
	2014	2013
SDG&E:
Current:
Due from various affiliates	$1		$1

Due to Sempra Energy	$17		$25
Due to SoCalGas	4		―
Due to various affiliates	―		14
	$21		$39

Income taxes due from Sempra Energy(1)	$16		$70
SoCalGas:
Current:
Due from SDG&E	$4	$	―
Due from various affiliates	―		21
	$4		$21

Due to Sempra Energy	$13		$16

Income taxes due from Sempra Energy(1)	$9		$18
(1)	SDG&E and SoCalGas are included in the consolidated income tax return of Sempra Energy and are allocated income tax expense from Sempra Energy in an amount equal to that which would result from the companies having always filed a separate return.

Revenues from unconsolidated affiliates at SDG&E and SoCalGas are as follows:

REVENUES FROM UNCONSOLIDATED AFFILIATES AT SDG&E AND SOCALGAS
(Dollars in millions)
	Years ended December 31,
	2014	2013	2012
SDG&E	$13	$12	$9
SoCalGas	69	70	46

Transactions with Rockies Express Pipelines LLC

Sempra Natural Gas has an agreement with Rockies Express Pipelines LLC (Rockies Express) for capacity on the Rockies Express pipeline (REX) through November 2019. Sempra Natural Gas recorded cost of sales of $78 million in each of 2014, 2013 and 2012 related to this agreement. We discuss this agreement further in Note 15.

RESTRICTED NET ASSETS

Sempra Energy Consolidated

As we discuss below, the California Utilities have restrictions on the amount of funds that can be transferred to Sempra Energy by dividend, advance or loan as a result of conditions imposed by various regulators. Additionally, certain other Sempra Energy subsidiaries are subject to various financial and other covenants and other restrictions contained in debt and credit agreements (described in Note 5) and in other agreements that limit the amount of funds that can be transferred to Sempra Energy. At December 31, 2014, Sempra Energy was in compliance with all covenants related to its debt agreements.

At December 31, 2014, the amount of restricted net assets of wholly owned subsidiaries of Sempra Energy, including the California Utilities discussed below, that may not be distributed to Sempra Energy in the form of a loan or dividend is $6.6 billion. Additionally, the amount of restricted net assets of our unconsolidated entities is $2.1 billion. Although the restrictions cap the amount of funding that the various operating subsidiaries can provide to Sempra Energy, we do not believe these restrictions will have a significant impact on our ability to access cash to pay dividends.

As we discuss in Note 4, $187 million of Sempra Energy’s consolidated retained earnings balance represents undistributed earnings of equity method investments at December 31, 2014.

California Utilities

The CPUC’s regulation of the California Utilities’ capital structures limits the amounts available for dividends and loans to Sempra Energy. At December 31, 2014, Sempra Energy could have received combined loans and dividends of approximately $640 million from SDG&E and approximately $755 million from SoCalGas.

The payment and amount of future dividends by SDG&E and SoCalGas are at the discretion of their respective boards of directors. The following restrictions limit the amount of retained earnings that may be paid as common stock dividends or loaned to Sempra Energy from either utility:

  The CPUC requires that SDG&E’s and SoCalGas’ common equity ratios be no lower than one percentage point below the CPUC-authorized percentage of each entity’s authorized capital structure. The authorized percentage at December 31, 2014 is 52 percent at both SDG&E and SoCalGas.
  The FERC requires SDG&E to maintain a common equity ratio of 30 percent or above.
  The California Utilities have a combined revolving credit line that requires each utility to maintain a ratio of consolidated indebtedness to consolidated capitalization (as defined in the agreement) of no more than 65 percent, as we discuss in Note 5.

Based on these restrictions, at December 31, 2014, SDG&E’s restricted net assets were $4.3 billion and SoCalGas’ restricted net assets were $2.0 billion, which could not be transferred to Sempra Energy.

Sempra International

Significant restrictions of Sempra International subsidiaries include

  Peru and Mexico require domestic corporations to maintain minimum legal reserves as a percentage of capital stock, resulting in restricted net assets of $35 million at Luz del Sur and $81 million at Sempra Energy’s consolidated Mexican subsidiaries at December 31, 2014.
  Energía Sierra Juárez, a 50-percent owned and unconsolidated joint venture of Sempra Mexico (see Notes 3 and 4), has a long-term debt agreement that requires the establishment and funding of project and reserve accounts to which the proceeds of loans, letter of credit draws, project revenues and other amounts are deposited and applied in accordance with the debt agreement. The long-term debt agreement also limits the joint venture’s ability to incur liens, incur additional indebtedness, make acquisitions and undertake certain actions. Also, in connection with a debt agreement for the financing of Mexican value added tax, Energía Sierra Juárez had $0.8 million of restricted net assets at December 31, 2014.
  Gasoductos de Chihuahua, Sempra Mexico’s joint venture with PEMEX (see Note 4), has a debt agreement that requires the joint venture to maintain a reserve account to pay the debt. Under these restrictions, net assets totaling $32 million are restricted at December 31, 2014.

Sempra U.S. Gas & Power

Significant restrictions of Sempra U.S. Gas & Power subsidiaries include

  Wholly owned Copper Mountain Solar 1 has a long-term debt agreement that requires the establishment and funding of project accounts to which the proceeds of loans, project revenues and other amounts are deposited and applied in accordance with the debt agreement. This long-term debt agreement also limits Copper Mountain Solar 1’s ability to incur liens, incur additional indebtedness, make acquisitions and undertake certain actions, while also requiring maintenance of certain debt ratios. Under these restrictions, net assets totaling $9 million are restricted at December 31, 2014.
  50-percent owned and unconsolidated joint ventures at Sempra Renewables have debt agreements that require each joint venture to maintain reserve accounts in order to pay the projects’ debt service and operation and maintenance requirements. We discuss Sempra Energy guarantees associated with these requirements in Note 5. At December 31, 2014, as a result of these requirements, there were total restricted net assets at our joint ventures of approximately:
  $10 million at Broken Bow 2 Wind
  $30 million at California solar partnership
  $26 million at Cedar Creek 2 Wind (Cedar Creek 2)
  $9 million at Copper Mountain Solar 2
  $3 million at Copper Mountain Solar 3
  $52 million at Flat Ridge 2 Wind (Flat Ridge 2)
  $35 million at Fowler Ridge 2 Wind (Fowler Ridge 2)
  $16 million at Mehoopany Wind (Mehoopany Wind)
  $94 million at Mesquite Solar 1
  Wholly owned Mobile Gas has long-term debt instruments containing restrictions relating to the payment of dividends and other distributions with respect to capital stock. Under these restrictions, net assets of approximately $116 million are restricted at December 31, 2014.
  91-percent owned Bay Gas has long-term debt instruments containing restrictions relating to the payment of dividends and other distributions if Bay Gas does not maintain a specified debt service coverage ratio. Bay Gas had no restricted net assets at December 31, 2014.
  Sempra Natural Gas has an equity method investment in the Cameron LNG Holdings joint venture, which has debt agreements that require the establishment and funding of project accounts to which the proceeds of loans, project revenues and other amounts are deposited and applied in accordance with the debt agreements. The debt agreements require the joint venture to maintain reserve accounts in order to pay the project debt service, and also contain restrictions related to the payment of dividends and other distributions to the members of the joint venture. We discuss Sempra Energy guarantees associated with Cameron LNG Holdings’ debt agreements in Note 4. Under these restrictions, net assets of Cameron LNG Holdings of approximately $1.8 billion are restricted at December 31, 2014.

OTHER INCOME, NET

Other Income, Net on the Consolidated Statements of Operations consists of the following:

OTHER INCOME, NET
(Dollars in millions)
	Years ended December 31,
	2014	2013	2012
Sempra Energy Consolidated:
Allowance for equity funds used during construction	$106	$75	$96
Investment gains(1)	27	39	41
Electrical infrastructure relocation income(2)	21	4	6
(Losses) gains on interest rate and foreign exchange instruments, net	(15)	17	10
Foreign currency (losses) gains	(15)	(3)	9
Regulatory interest, net(3)	6	5	1
Sundry, net	7	3	9
Total	$137	$140	$172
SDG&E:
Allowance for equity funds used during construction	$37	$39	$71
Regulatory interest, net(3)	6	4	2
Sundry, net	(3)	(3)	(4)
Total	$40	$40	$69
SoCalGas:
Allowance for equity funds used during construction	$26	$17	$25
Regulatory interest, net(3)	―	1	(1)
Sundry, net	(6)	(7)	(7)
Total	$20	$11	$17
(1)	Represents investment gains on dedicated assets in support of our executive retirement and deferred compensation plans. These amounts are partially offset by corresponding changes in compensation expense related to the plans.
(2)	Income at Luz del Sur associated with the relocation of electrical infrastructure.
(3)	Interest on regulatory balancing accounts.